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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): April 15, 1998
                                                   --------------




                             MEDICAL RESOURCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        1-12461                13-3584552
----------------------------         ----------------       -------------------
(State of other jurisdiction         (Commission File         (IRS Employer
      of incorporation)                  Number)            Identification No.)



   15 State Street, Hackensack, NJ                    07601
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(Address of principal executive offices)             Zip Code




Registrant's telephone number, including area code: (201) 488-6230
                                                    --------------











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Item 5.

    On April 15, 1998, Medical Resources, Inc. (the "Company") announced that it will be unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 by the April 15, 1998 extended due date for such filing. A copy of the Press Release issued by the Company is attached hereto as Exhibit
99.1 and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits



99.1     Press Release, dated April 15, 1998, issued by Medical Resources, Inc.




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                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MEDICAL RESOURCES, INC.




Dated:  April 15, 1998                  By: /s/ Geoffrey A. Whynot
                                          --------------------------
                                        Name:    Geoffrey A. Whynot
                                        Title:   Chief Financial Officer